Exhibit 10.22

AVALARA, INC.

NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS NINTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made as of September 12, 2016, by and among Avalara, Inc., a Washington corporation (the “Company”), and each of the investors listed on Schedule A hereto.

RECITAL

Concurrently with the execution of this Agreement, the Company is entering into a Series D-2 Preferred Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company shall be authorized to issue shares of Series D-2 Preferred Stock, subject to the terms and conditions in the Purchase Agreement. Certain of the Investors as defined below (the “Existing Investors”), are parties to that certain Eighth Amended and Restated Investors’ Rights Agreement dated as November 10, 2014, as subsequently amended, by and among the Company and the parties thereto (the “Prior Agreement”). In connection with the Purchase Agreement, the Company and the undersigned parties to the Prior Agreement, constituting a majority of the Registrable Securities outstanding immediately prior to the consummation of the transactions contemplated by the Purchase Agreement, desire to amend and restate the Prior Agreement as further set forth herein, and the other parties to the Purchase Agreement who are not Existing Investors desire to become parties to this Agreement.

NOW, THEREFORE, the parties agree as follows:

1.	Definitions. For purposes of this Agreement:

1.1 “Acquired Common Stock” means any Common Stock acquired by an Investor after November 10, 2014.

1.2 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any partner, former partner, general partner, member, former member, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

1.3 “Annual Financial Statements” has the meaning set forth in Section 3.1(a) below.

1.4 “Articles of Incorporation” means the Company’s Fifteenth Amended and Restated Articles of Incorporation, as amended from time to time.

1.5 “Board of Directors” means the Company’s board of directors.

1.6 “Common Stock” means shares of the Company’s common stock, par value $0.0001 per share.

1.7 “Damages” means any loss, damage, or liability (joint or several) to which a party may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, and any free-writing prospectus and any issuer information filed or required to be filed pursuant to the Securities Act or any other document incident to such registration prepared by or on behalf of the Company or used or referred to by the Company; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.8 “Demand Notice” has the meaning set forth in Section 2.1(a) below.

1.9 “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.11 “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.12 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor or comparable registration form under the Securities Act subsequently adopted by the SEC.

1.13 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.14 “Fully Exercising Investor” has the meaning set forth in Section 4.1(b) below.

1.15 “GAAP” means generally accepted accounting principles in the United States.

1.16 “Holder” means any holder of Registrable Securities who is a party to this Agreement or any permitted assignee of record of such Registrable Securities in accordance with Section 6.1.

1.17 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

1.18 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.19 “Investor” shall mean each of the investors listed on Schedule A hereto, provided that such investor continues to hold shares of the Company’s Preferred Stock, Company Common Stock issued upon conversion of such Preferred Stock or Acquired Common Stock.

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1.20 “IPO” means the Company’s (or a successor entity’s) initial registered offering of Common Stock of the Company (or its successor entity) to the public (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or an SEC Rule 145 transaction).

1.21 “Lock-Up Exceptions” means: (a) transactions relating to shares of Common Stock acquired in open market transactions after the completion of the IPO, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made during the restricted period in connection with subsequent sales or other dispositions of such Common Stock; (b) any transfer of shares of Common Stock pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Common Stock involving a change of control of the Company; provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Common Stock owned by the undersigned shall remain subject to the terms of this Agreement; or (c) transfers of shares of Common Stock as (i) a bona fide gift or gifts, charitable contributions, or by will or intestacy, (ii) to any immediate family member of the Investor or its Affiliates, or trust or limited family partnership for the direct or indirect benefit of the Investor or its Affiliates or the immediate family member of the Investor or its Affiliates, or (iii) as a distribution or transfer to: (x) general partners, limited partners, members, stockholders or affiliates of the Investor; or (y) any corporation, partnership, limited liability company or other entity which controls or is controlled by the Investor or its Affiliates or to entities under common control with the Investor or its Affiliates and/or members of the Investor’s immediate family; provided that (A) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of the lock-up provisions in Section 5.1; (B) any such transfer shall not involve a disposition for value.

1.22 “Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 500,000 shares of Registrable Securities as of the date hereof, provided such Investor continues to hold, individually or together with such Investor’s Affiliates, at least 500,000 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

1.23 “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities (including convertible promissory notes).

1.24 “Offer Notice” has the meaning set forth in Section 4.1(a) below.

1.25 “Person” means any individual, partnership, corporation, limited liability company, limited liability partnership, association, joint stock company, trust, joint venture, unincorporated organization, governmental entity or department, agency or political subdivision thereof or other business entity.

1.26 “Preferred Stock” means, collectively, shares of the Company’s Series A Preferred Stock, Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock, Series D-1 Preferred Stock, Series D-2 Preferred Stock and any other series or class of Preferred Stock subsequently created by the Company in accordance with its Articles of Incorporation.

1.27 “Prior Agreement” has the meaning set forth in the Recitals above.

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1.28 “Registrable Securities” means: (i) any Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above; and (iii) any Acquired Common Stock; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 6.1, and excluding for purposes of Section 1.21 any shares for which registration rights have terminated pursuant to Section 2.13 of this Agreement. Registrable Securities “then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then convertible Preferred Stock.

1.29 “Restricted Securities” means the securities of the Company required to bear the legend set forth in Section 2.12(b) hereof.

1.30 “SEC” means the Securities and Exchange Commission.

1.31 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act (or any successor provision thereto).

1.32 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.33 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.34 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.6.

1.35 “Selling Holder Counsel” has the meaning set forth in Section 2.6 below.

1.36 “Shelf Registration Statement” has the meaning set forth in Section 2.1(a) below.

1.37 “Shelf Take Down” has the meaning set forth in Section 2.1(e) below.

1.38 “Series D-1 Lead Investor” means Warburg Pincus Private Equity XI, L.P. and its affiliated funds and their respective successors and assigns.

2.	Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) If at any time after the earlier of (i) January 1, 2018 and (ii) one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives either (x) a written request from Holders of at least twenty-five percent (25%) of the Registrable Securities then outstanding or (y) a written request from the Series D-1 Lead Investor, that the Company file a Form S-1 registration statement with respect to at least twenty-five percent (25%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of Selling Expenses, would exceed $15 million) (which request will specify the amount and intended method of disposition thereof, which at any time after the one-year anniversary of the IPO may be pursuant to a shelf registration statement utilizing Rule 415 of the Securities Act (or a successor provision) (a “Shelf Registration

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Statement”)), then the Company shall (i) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(b) If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a written request from one or more Holders of Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $1 million (which request will specify the amount and intended method of disposition thereof, which may be pursuant to a Shelf Registration Statement), then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c) and Section 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its shareholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than ninety (90) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other shareholder during such ninety (90) day period other than an Excluded Registration.

(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a) (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective, (ii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b), (iii) pursuant to Section 2.1(a)(x) after the Company has effected two registrations pursuant to Section 2.1(a)(x) or (iv) pursuant to Section 2.1(a)(y) after the Company has effected two registrations pursuant to Section 2.1(a)(y); provided, however, for purposes of clauses (iii) and (iv), sales (including Shelf Take-Downs (whether or not marketed) and Underwritten Shelf Take-Downs) pursuant to the applicable registration shall not count against the limits in clauses (iii) and (iv). A registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement

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has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Section 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(d), except as provided in Section 2.6.

(e) Any of the Holders whose Registrable Securities have been registered pursuant to a Shelf Registration Statement may initiate an offering or sale of Registrable Securities pursuant to such Shelf Registration (each, a “Shelf Take-Down”) and such Holder shall not be required to permit the offer and sale of Registrable Securities by other Holders in connection with such Shelf Take-Down. If the Initiating Holders so elect by written request to the Company, a Shelf Take-Down may be in the form of an underwritten offering (an “Underwritten Shelf Take-Down”), and the Company shall, if so requested, file and effect an amendment or supplement of the Shelf Registration Statement for such purpose as soon as practicable.

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting (including, without limitation, any underwritten Shelf Take Down), they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) for any such offering will be selected by the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 2.3, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

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(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below thirty percent (30%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other shareholder’s securities are included in such offering or (iii) or notwithstanding (ii) above, any Registrable Securities described in Sections 1.28(i) and (ii) be excluded from such underwriting unless all Registrable Securities described in Section 1.28(iii) are first excluded from such offering.

(c) For purposes of the provision in this Section 2.3 concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, shareholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any Shelf Registration Statement, such one hundred twenty (120) day period shall be extended for up to two hundred ten (210) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

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(b) prepare and file with the SEC such amendments and supplements to such registration statement, the prospectus, and if required, any free writing prospectus, used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, and if required, any free writing prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus or free-writing prospectus forming a part of such registration statement has been filed;

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus or free-writing prospectus;

(k) use its commercially reasonable efforts to obtain for the underwriter(s) and selling Holders one or more “cold comfort” letters, dated the effective date of the related registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters;

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(l) use its commercially reasonable efforts to obtain for the underwriter(s) and the selling Holders on the date such securities are delivered to the underwriter(s) for sale pursuant to such registration a legal opinion of the Company’s outside counsel with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

(m) to the extent the Company is a well-known seasoned issuer (as defined in SEC Rule 405) at the time any request for registration is submitted to the Company in accordance with Section 2.3, if so requested, file an automatic shelf registration statement (as defined in SEC Rule 405) to effect such registration; and

(n) if at any time when the Company is required to re-evaluate its well-known seasoned issuer status for purposes of an outstanding automatic shelf registration statement used to effect a request for registration the Company determines that it is not a well-known seasoned issuer and (A) the registration statement is required to be kept effective in accordance with this Agreement and (B) the registration rights of the applicable Holders have not terminated, use commercially reasonable efforts to promptly amend the registration statement on a form the Company is then eligible to use or file a new registration statement on such form, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Section 2.1(a); provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Section 2.1(a). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

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2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and shareholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any) who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Sections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder).

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

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(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder).

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

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(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (i) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included, or (ii) to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Section 6.7.

2.11 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s IPO, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise, in each case subject to the Lock-Up Exceptions. The foregoing provisions of this Section 2.11 shall only apply to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Holders only if all officers and directors are subject to the same restrictions and all shareholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) are subject to the same restrictions. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 2.11 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 2.11 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.

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2.12 Restrictions on Transfer.

(a) The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act, as well as the conditions in the Company’s Right of First Refusal and Co-Sale Agreement, as amended from time to time. Prior to the IPO, a transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b)

(i) Except as set forth in Section 2.12(b)(ii), each certificate or instrument representing (x) the Preferred Stock, (y) the Registrable Securities, and (z) any other securities issued in respect of the securities referenced in clauses (x) and (y), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 2.12(c)) be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.12.

(ii) Certificates representing the securities described in Sections 2.12(b)(i)(x) through 2.12(b)(i)(z) above shall not be required to contain any legend referenced in Section 2.12(b)(i) above (w) following the IPO with respect to the legend in the second paragraph of the restrictive legends above, (x) following any sale of such securities pursuant to an effective registration statement under the Securities Act, (y) following any sale of such securities pursuant to any transaction in compliance with SEC Rule 144 or otherwise exempt from the registration requirements under the Securities Act and where such legends are not required following such sale, or (z) following receipt of a legal opinion of counsel to the Holder holding such securities that (1) such securities are eligible for resale without volume limitations or other limitations under Rule 144 or (2) such legend is not required in order to establish compliance with any provisions of the Securities Act. Upon request of a Holder, (1) upon receipt by the Company of an opinion of counsel for the Holder that the first paragraph of the restrictive legend set forth in Section 2.12(b)(i) is no longer required under the Securities Act, or (2) in the event that the second paragraph of such legend has ceased to be applicable to the securities held by such Holder, then, in each case, the Company shall provide such Holder, or his, her or its successors and permitted transferee(s), with new certificates for such securities not bearing the legend with respect to which the restriction is no longer required or applicable.

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(c) The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The requirements set forth in the immediately preceding sentence shall not be applicable (x) in any transaction in compliance with SEC Rule 144 or otherwise exempt from the registration requirements under the Securities Act or (y) in any transaction in which such Holder distributes Restricted Securities to a direct or indirect Affiliate, partner (including limited partners), member or equity holder for no consideration; provided that prior to the IPO each transferee agrees in writing to be subject to the terms of this Section 2.12(c). Except as provided in Section 2.12(b)(ii), each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear the applicable, if any, restrictive legend set forth in Section 2.12(b)(i).

2.13 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a Deemed Liquidation, as such term is defined in the Articles of Incorporation; provided that such Holder receives cash or marketable securities in such Deemed Liquidation in consideration for all Preferred Stock and Common Stock held by such Holder; and provided, further, that for purposes hereof, “marketable securities” means securities that are listed on a national securities exchange and either (i) are freely tradeable by such Holder in the public markets upon receipt thereof or (ii) with respect to which such Holder has received registration rights from the issuer of such securities substantially similar to those provided under this Agreement;

(b) when all of such Holder’s Registrable Securities could be sold without restriction under SEC Rule 144 during a three-month period without registration (assuming for this purpose that such Holder is an affiliate (within the meaning of SEC Rule 144) if such Holder is a Major Investor) and such Holder, together with its Affiliates, beneficially owns Registrable Securities equal to less than 1% of the Company’s outstanding Common Stock; and

(c) the later of the date that is the eighth (8th) anniversary of this Agreement and the fifth (5th) anniversary of the IPO.

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3.	Information and Inspection Rights.

3.1 Delivery of Financial Statements. The Company shall deliver to each Major Investor, provided that the Board of Directors has not reasonably determined that such Major Investor is a competitor of the Company:

(a) as soon as practicable, but in any event within sixty (60) days after the end of each fiscal year of the Company, unaudited financial statements all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP), including: (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of shareholders’ equity as of the end of such year (the “Annual Financial Statements”);

(b) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, audited Annual Financial Statements;

(c) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and of cash flows for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(d) as soon as practicable, but in any event thirty (30) days before the end of each fiscal year, a budget and business plan for the next fiscal year, approved by the Board of Directors and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company; and

(e) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Investor may from time to time request; provided, however, that the Company shall not be obligated under this Section 3.1 to provide information (i) that the Board of Directors reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company), (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel or (iii) that the Board of Directors determines in good faith to be of a nature that is competitively sensitive and could be expected to have an adverse impact on the Company if disclosed to such Major Investor.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

3.2 Inspection. The Company shall permit each Major Investor (provided that the Board of Directors has not reasonably determined that such Major Investor is a competitor of the Company), at such Major Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

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3.3 Termination of Rights. The covenants set forth in Section 3.1 through Section 3.2 shall terminate and be of no further force or effect (a) immediately before the consummation of the IPO but subject to consummation of the IPO or (b) upon a Deemed Liquidation, as such term is defined in the Articles of Incorporation, whichever event occurs first.

3.4 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public (other than as a result of a breach of this Section 3.4 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company and which obligation is known to such Investor; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees with such Investor to be bound by the provisions of this Section 3.4; (iii) to any current, former or prospective investors (including, without limitation, limited partners) of such Holder, provided such investors are subject to general and customary (determined by reference to customary confidentiality obligations of limited partners in private equity funds) obligations of confidentiality with respect to information provided to them from such Holder or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company in advance of such disclosure pursuant to clause (iv) and takes reasonable steps to minimize the extent of any such required disclosure.

4.	Rights to Future Stock Issuances.

4.1 Right of First Offer. Subject to the terms and conditions of this Section 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted to it among itself and its Affiliates in such proportions as it deems appropriate. Solely for purposes of this Section 4, “Affiliates” shall include Immediate Family Members of an Investor as well as trusts for the benefit of Immediate Family Members of an Investor, provided that the Company has been notified in writing by such Investor that it intends to aggregate its holdings together with those of its Immediate Family Members (or trusts to benefit such Immediate Family Members) for this purpose.

(a) The Company shall give notice (the “Offer Notice”) to each Major Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Company within twenty (20) days after the Offer Notice is given, each Major Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the fraction thereof (with respect to each Major Investor, such Major Investor’s “Pro Rata Portion”) obtained by dividing (i) the Registrable Securities then held by such Major Investor by (ii) the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock

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and other Derivative Securities). At the expiration of such twenty (20) day period, the Company shall promptly notify each Major Investor that elects to purchase or acquire all of its Pro Rata Portion (other than New Securities as to which application of this right of first offer has been waived under Section 4.1(d) below) (each, a “Fully Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to such Fully Exercising Investor’s Pro Rata Portion, up to that portion of the New Securities for which Major Investors were entitled to subscribe (other than New Securities as to which application of this right of first offer has been waived under Section 4.1(d) below) but that were not subscribed for by the Major Investors which equals the fraction thereof (with respect to each Major Investor, such Major Investor’s “Secondary Pro Rata Portion”) obtained by dividing (x) the Registrable Securities then held by such Fully Exercising Investor by (y) the Registrable Securities then held by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Section 4.1(b) shall occur within the later of one hundred and twenty (120) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.1(c).

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Section 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Major Investors in accordance with this Section 4.1.

(d) The right of first offer in this Section 4.1 shall not be applicable: (i) to shares excluded from Additional Stock (as defined in the Articles of Incorporation) pursuant to Sections 2.3.4(d)(1)(C)(i) through (x) of the Articles of Incorporation; (ii) to shares of Common Stock issued in the IPO; and (iii) to New Securities if and to the extent that the application of such right of first offer has been waived by the affirmative vote or written consent of the holders of a majority of the Registrable Securities held by Major Investors then outstanding and such Major Investors are not otherwise purchasing any New Securities.

5. Anti-Takeover Provisions. The Company shall take all reasonable actions to ensure that (i) to the extent permissible under applicable law, no “business combination,” “fair price,” “moratorium,” “control share acquisition” or other form of antitakeover statute or regulation under Washington law, including, but not limited to, 23B.19 of the Revised Code of Washington, (ii) no anti-takeover provision in the articles of incorporation or by-laws of the Company or other similar organizational documents of its subsidiaries, and (iii) no shareholder rights plan, “poison pill” or similar measure is applicable to any Holder solely by reason of any acquisition of record or beneficial ownership of Preferred Stock (or related Registrable Securities as described in Sec. 1.27(i) or 1.27(ii)) prior to October 31, 2016.

6.	Miscellaneous.

6.1 Successors and Assigns. The rights under this Agreement may only be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (a) is an Affiliate of a Holder; (b) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (c) after such transfer, holds at least 500,000 shares of Registrable Securities (or less if all the shares of Registrable Securities of the Holder are transferred to the transferee) (subject to appropriate adjustment for stock splits, stock

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dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or shareholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law that would result in the application of the laws of any other State.

6.3 Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile or portable document format (pdf) signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given (a) when received, if by personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile (c) upon the earlier of actual receipt or five (5) days after deposit in the United States mail, first class postage prepaid, or (d) upon the earlier of actual receipt or one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery. All communications shall be sent to the respective parties at their email addresses, facsimile numbers or addresses as set in the Company’s records, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 6.5.

6.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided, however, that Section 3 and Section 4 of this Agreement may be amended or waived only with the written consent of the holders of a majority of the Registrable Securities then held by the Major Investors; provided further that the Company may in its sole discretion waive compliance with Section 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Section 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing,

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(a) this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion and (b) Section 2.1, Section 2.12 and this Section 6.6 shall not be amended or waived in any way that would be adverse to the Series D-1 Lead Investor (including, without limitation, in connection with a termination of this Agreement) without the written consent of Warburg Pincus Private Equity XI, L.P.; and provided further that Schedule A hereto may be amended by the Company from time to time to remove Investors who no longer hold any Shares without the consent of the other parties hereto. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver; provided, however, that in no event shall failure to provide notice as required by this Section 6.6 affect the validity or effectiveness of such amendment, modification, termination or waiver. For the avoidance of doubt, any failure to provide notice as required by any prior version of this Agreement (as in effect at the time such notice was required) prior to the date hereof shall not affect the validity or effectiveness of any amendment, modification, termination or waiver prior to the date hereof. Any amendment, termination, or waiver effected in accordance with this Section 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.7 Additional Parties. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Preferred Stock after the date of this Agreement, purchasers of the Preferred Stock may become parties to this Agreement by executing and delivering a counterpart signature page hereto agreeing to be bound by and subject to the terms of this Agreement as an Investor hereunder. Each such purchaser of Preferred Stock shall thereafter be deemed an Investor for all purposes under this Agreement and Schedule A hereto may be amended by the Company from time to time to add such additional Investors without the consent of the other parties hereto.

6.8 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

6.10 Prior Agreement; Entire Agreement. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated to read in its entirety as set forth in this Agreement. This Agreement (including the Schedule hereto), together with the Articles of Incorporation and the following agreements, as applicable, constitute the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled: (a) the Ninth Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of September     , 2016, among the Company, the Investors, and certain other shareholders of the Company, as may be amended or restated from time to time, (b) the Tenth Amended and Restated Voting Agreement dated as of September     , 2016, among the Company, the Investors and certain other shareholders of the Company, as may be amended or restated from time to time, and (c) the Purchase Agreement, as may be amended or restated from time to time. Upon the effectiveness of this Agreement, the Prior Agreement shall terminate and be of no further force and effect and shall be superseded and replaced in its entirety by this Agreement.

19

6.11 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

*     *     *    *    *

20

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

COMPANY:

AVALARA, INC.

By:	/s/ Alesia L. Pinney
Alesia L. Pinney
Executive Vice President, General Counsel and Secretary

Address:	1100 2nd Avenue, Suite 300
Seattle, WA 98101 Tel: (206) 826-4900 Fax: (206) 641-2455

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

ALTAIR US, LLC

By:	/s/ Richard Bailey
Name:	Richard Bailey
Title:	Manager

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

ARTHUR VENTURES GROWTH FUND II, L.P.

By:	/s/ James B. Burgum
Name:	James B. Burgum
Title:	Managing Partner

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BATTERY VENTURES IX, L.P.

By:	Battery Partners IX, LLC
its General Partner

By:	/s/ Michael M. Brown
Name:	Michael M. Brown
Title:	Member Manager

BATTERY INVESTMENT PARTNERS IX, LLC

By:	Battery Partners IX, LLC its Managing Member

By:	/s/ Michael M. Brown
Name:	Michael M. Brown
Title:	Member Manager

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

/s/ Ethan A. Bell
Ethan A. Bell

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

/s/ Larry R. Benaroya
Rebecca B. Benaroya
Attorney-in-fact for Rebecca B. Benaroya

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

THE BENAROYA COMPANY, L.L.C.

By:	/s/ Larry R. Benaroya
Name:	Larry R. Benaroya
Title:	Managing Member

BENAROYA CAPITAL COMPANY, L.L.C.

By:	/s/ Larry R. Benaroya
Name:	Larry R. Benaroya
Title:	Managing Member

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

/s/ Frank Everett, III
Frank Everett, III

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

/s/ Marion R. Foote
Marion R. Foote

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

/s/ Stanley G. Freimuth
Stanley G. Freimuth

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

/s/ Scott McFarlane
Scott McFarlane

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

/s/ Susan McFarlane
Susan McFarlane

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

/s/ Thomas E. Morgan, III
Thomas E. Morgan, III

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

THE MORGAN FAMILY FOUNDATION

By:	/s/ Thomas E Morgan III
Name:	Thomas E Morgan III
Title:	Director and Chair

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

PIONEER VENTURE PARTNERS LLC

By:	/s/ Ben Goux
Name:	Ben Goux
Title:	CFO

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

RIVERCROFT HOLDINGS, LP

By:	/s/ Thomas E Morgan III
Name:	Thomas E Morgan III, President
Title:	Morgan Partners Inc - General Partner

IN WITNESS WHEREOF, the undersigned has executed this Ninth Amended and Restated Investors’ Rights Agreement as of September 26, 2016.

INVESTOR:

/s/ Michael L. Rosen
Michael L. Rosen

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

SAGEVIEW AVALARA PARTNERS, L.P.

By:	Sageview Capital GenPar, Ltd.
its General Partner

By:	/s/ Dino Verardo
Name:	Dino Verardo
Title:	Vice President

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

SAGEVIEW AVALARA PARTNERS I, L.P.

By:	Sageview Capital GenPar, Ltd.
its General Partner

By:	/s/ Dino Verardo
Name:	Dino Verardo
Title:	Vice President

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

SAGEVIEW CAPITAL MASTER, L.P.

By:	Sageview Capital GenPar, Ltd.
its General Partner

By:	/s/ Dino Verardo
Name:	Dino Verardo
Title:	Vice President

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

SARKOWSKY FAMILY L.P.

By:	/s/ STEVEN W. SARKOWSKY
Name:	STEVEN W. SARKOWSKY
Title:	President of SPF Holdings, General Partner

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

TCV VIlI, L.P.	TCV VIII (A), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner	a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VIII, L.P. a Cayman Islands exempted limited partnership, acting by its general partner	Technology Crossover Management VIII, L.P. a Cayman Islands exempted limited partnership, acting by its general partner
Technology Crossover Management VIII, Ltd.	Technology Crossover Management VIII, Ltd.
a Cayman Islands exempted company	a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton	By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton	Name:	Frederic D. Fenton
Title:	Attorney in Fact	Title:	Attorney in Fact

TCV VIII (B), L.P.	TCV MEMBER FUND, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner	a Cayman Islands exempted limited partnership
Technology Crossover Management VIII, Ltd.
Technology Crossover Management VIII, L.P. a Cayman Islands exempted limited partnership, acting by its general partner	a Cayman Islands exempted company

By: /s/ Frederic D. Fenton
Technology Crossover Management VIII, Ltd.	Name: Frederic D. Fenton
a Cayman Islands exempted company	Title: Authorized Signatory

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Attorney in Fact

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

/s/ Jared Vogt
Jared Vogt

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

WPXI FINANCE, LP

By:	WPXI GP, L.P.
its managing general partner
By:	Warburg Pincus Private Equity XI, L.P.
its general partner
By:	Warburg Pincus XI, L.P.
its general partner
By:	WP Global LLC
its general partner
By:	Warburg Pincus Partners II, L.P.
its managing member
By:	Warburg Pincus Partners GP LLC
its general partner
By:	Warburg Pincus & Co.
its managing member

By:	/s/ Justin Sadrian
Name:	Justin Sadrian
Title:	Partner

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

WARBURG PINCUS XI PARTNERS, L.P.

By:	Warburg Pincus XI, L.P.
its general partner
By:	WP Global LLC
its general partner
By:	Warburg Pincus Partners II, L.P.
its managing member
By:	Warburg Pincus Partners GP LLC
its general partner
By:	Warburg Pincus & Co.
its managing member

By:	/s/ Justin Sadrian
Name:	Justin Sadrian
Title:	Partner

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

/s/ Gary L. Waterman
Gary L. Waterman

IN WITNESS WHEREOF, the undersigned has executed this Ninth Amended and Restated Investors’ Rights Agreement as of September 26, 2016.

INVESTOR:

/s/ James Waterman
James Waterman

IN WITNESS WHEREOF, the parties have executed this Ninth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

/s/ Larry Wolfe
Larry Wolfe

Schedule A

INVESTORS

Investor Names

Alco Investment Company

Alexander Rosen Children’s Trust

Altair US, LLC

Anthony W. Esernia Investments, LLC

Arnold, Steve

Arthur Ventures Growth Fund II, L.P.

Avalera Holdings, LLC

Bailey, Frank R., III

Bailey, Timothy

Battery Investment Partners IX, LLC

Battery Ventures IX, L.P.

Bell, Ethan A.

Benaroya Capital Company, L.L.C.

Benaroya Company, L.L.C., The

Benaroya, Rebecca B.

Bergholm, Paul

Biggar, James M., Jr.

Biggar, William V. and Jane C.

Cartwright, Kathryn and Robert

Casey, Kenneth

Casey, Paula

Cristal Family LLC

David & Marilyn Britz 2004 Living Trust

Dir, Dale & Billie

DLA Piper Venture Fund 2011, LLC

Douglas, Sally G.

Edward Bell Revocable Trust dtd January 7, 1999

Esernia Investments, LLC

Esernia, Anthony W.

Everett, III, Frank

Everett, Taylor F.

Files Family LP

Files, Joy

Foote, Marion R.

Freimuth, Stanley G.

GFR, L.L.C.

Hannah, Benjamin L.

Hucul, Daniel

Hutchinson, John L.

Investor Names

Hutchinson, Scott J.

Hutchinson, Stuart R. and Elisabeth

Inez Corrado Trustee, Inez Corrado Revocable Trust U/A DTD 03-05-96 amended 08-11-04

IRA Resources Trust FBO Timothy Hunter Bailey IRA#35-21510

Jill K. Rosen, as Custodian for Sadie Louise Rosen under the Washington Uniform Transfers to Minors Act

Jill K. Rosen, as Custodian for Tula Sophia Rosen under the Washington Uniform Transfers to Minors Act

John D. Garson Trustee Under Trust Agreement of John D. Garson Dated February 23, 1961 as Amended Under Agreement Dated December 30, 2004

John P. Morbeck Cust Hailey Jane Morbeck UTMA WA

John P. Morbeck Custodian FBO Catherine Morbeck Lewison UTMA WA Until Age 21

John P. Morbeck Custodian FBO Jack Pickard Lewison UTMA WA Until Age 21

John P. Morbeck Custodian Reese Elizabeth Morbeck UTMA WA

John T. Carleton and Christine G. Carleton as Trustees of The John T. Carleton and Christine G. Carleton Revocable Living Trust dated March 31, 2016

Joshua 24:15 Partnership, Ltd.

Karimi, Nikki

Lloyd J. Geggatt and Christine C. Geggatt Co-Trustees, Lloyd and Christine Geggatt Family Revocable Living Trust U/A DTD 08-17-2015

Lonseth, Andrew

LPEFWS, LLC

Margaret Y. Garson Trustee, John D. Garson Irrevocable Trust U/A DTD 07-23-2015

Mary K. Simpson, as Custodian for Jacob P. Simpson, under the Washington Uniform Transfers to Minors Act

McDonald Family Trust

McFarlane, Courtney

McFarlane, Kyle

McFarlane, Scott

McFarlane, Susan

Miller, Lisa

Morgan Family Foundation, The

Morgan, III, Thomas E.

Mounger, Glenn

Mounger, Mary Lynn

Myhren Ventures LP

National Financial Services, LLC CUST FBO John P. Morbeck ROTH IRA

Nitz, Daren & Elizabeth

Osman, John Patrick

Patrick M. Falle Living Trust

Pazirandeh, Vahid

Pioneer Venture Partners LLC

Raymond James & Associates, Inc. CSDN FBO Dr. Ronald R. Shoha IRA #3 A/C #33652850

Rivercroft Holdings, LP

Robert W. Baird & Co. FBO Andrew Lonseth

Robert W. Baird & Co. FBO Kelly Allen Samson

2

Investor Names

Rosen, Douglas C.

Rosen, Michael L.

Sageview Avalara Partners, L.P.

Sageview Avalara Partners I, L.P.

Sageview Capital Master, L.P.

Samson, Kelly

Samson, Sally

Saracen Domestic, LLC (formerly Zy Tax, LLC)

Sarah L. Gries, Trustee u/a/d 2/1/84

Sarkowsky Family L.P.

Schulte, Robert

Shaffer, Eugene

Shoha, Michael L.

Shoha, Ronald R.

Smith, Betsy

Smith, Terri L.

Sound Leasing Corporation

Staheli, Marc

Steel, John M.

Steigerwald, Scott

Stephens, Kimberly A.

Stephens, Robert J.

Strauss Family Trust

Stuit, LLC

Susan W. Devening 2012 Children’s Trust

Tadjibaev, Dilshod

TCV Member Fund, L.P.

TCV VIII (A), L.P.

TCV VIII (B), L.P.

TCV VIII, L.P.

Terrell, Steven J. TTEE FBO Steven J. Terrell Living Trust U/A/D 12/10/96

The Jon Staenberg Trust

Victor, David & Laura

Vogt, Jared

Warburg Pincus XI Partners, L.P.

Waterman, Andrew G.

Waterman, Charles R.

Waterman, Gary L.

Waterman, James B.

Wei, Eric

Weinstein Family LLC

West Mercer LLC

3

Investor Names

White, Neal and Holly

Wiggins, Bryan and Audrey

Wolfe, Larry

WPXI Finance, LP

4

AVALARA, INC.

WAIVER AND AMENDMENT

WITH RESPECT TO

INITIAL PUBLIC OFFERING

This Waiver and Amendment With Respect to Initial Public Offering (this “Agreement”), which waives and amends certain provisions of that certain Ninth Amended and Restated Investors’ Rights Agreement dated as of September 12, 2016 by and among the Avalara, Inc., a Washington corporation (the “Company”), and each of the investors listed on Schedule A thereto (the “IRA”), is made as of June 23, 2017, by and among the Company and each of the undersigned Investors. Unless the context requires otherwise, all capitalized terms used in this Agreement, but not defined herein, shall have the meanings given to such terms in the IRA.

RECITALS

A. The undersigned are holders of (1) at least a majority of the Registrable Securities currently outstanding and (2) at least a majority of the Registrable Securities currently held by Major Investors.

B. The Company proposes to register shares of its Common Stock under the Securities Act of 1933, as amended (the “Act”), in connection with the Company’s planned underwritten initial public offering (“Offering”) of its Common Stock pursuant to a registration statement on Form S-1, the initial submission of which with the Securities and Exchange Commission is expected to be made during June 2017.

C. The Company desires to obtain the agreement and waiver of the undersigned with respect to certain provisions of the IRA related to the Offering, including waiver of (1) any notice requirements to shareholders with respect to the registration of the Company’s Common Stock in connection with the Offering, and (2) any registration rights of shareholders with respect to Registrable Securities in connection with the Offering.

D. The Company desires to obtain the agreement of the undersigned to amend the IRA to add a termination provision with respect to each Major Investor’s right of first offer to purchase such Major Investor’s pro rata portion of New Securities.

AGREEMENT, WAIVER AND AMENDMENT

NOW, THEREFORE, in consideration of and reliance on the foregoing premises and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Waiver of Registration Rights. Notwithstanding the terms of Section 2.2 of the IRA, including but not limited to the rights of Holders to (a) receive prompt notice of the Company’s proposal to register the Company’s Common Stock under the Act, and (b) require the Company to cause to be registered all of the Registrable Securities that each such Holder requests to be registered, the undersigned hereby waives with respect to the Offering any and all rights to (i) receive any notice of the Offering under the IRA, and (ii) require the Company under the IRA to cause any Registrable Securities to be registered in connection with the Offering.

2. Amendment to Right of First Offer. Section 4 of the IRA is hereby amended to add Section 4.2 immediately following Section 4.1(d), to read as follows:

“4.2 Termination. The covenants set forth in Section 4.1 shall terminate and be of no further force or effect immediately before the consummation of the IPO but subject to consummation of the IPO.”

3. Miscellaneous.

a.	Continuation of IRA. After the date hereof, each reference in the IRA to “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the IRA as amended hereby. Except as specifically provided for in this Agreement, all of the terms and conditions of the IRA shall remain unchanged and in full force and effect.

b.	Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile or portable document format (pdf) signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Waiver and Amendment as of the date first written above.

AVALARA, INC.

By:	/s/ Scott McFarlane
Name:	Scott McFarlane
Title:	Chief Executive Officer

[Signature page to Waiver and Amendment]

IN WITNESS WHEREOF, the parties have executed this Waiver and Amendment as of the date first written above.

INVESTOR:

/s/ Scott McFarlane
Scott McFarlane

[Signature page to Waiver and Amendment]

IN WITNESS WHEREOF, the parties have executed this Waiver and Amendment as of the date first written above.

INVESTORS:

WARBURG PINCUS XI PARTNERS, L.P.

By:	Warburg Pincus XI, L.P.,
its general partner
By:	WP Global LLC,
its general partner
By:	Warburg Pincus Partners II, L.P.,
its managing member
By:	Warburg Pincus Partners GP LLC,
its general partner
By:	Warburg Pincus & Co.,
its managing member

By:	/s/ Justin Sadrian
Name:	Justin Sadrian
Title:	Partner

[Signature page to Waiver and Amendment]

IN WITNESS WHEREOF, the parties have executed this Waiver and Amendment as of the date first written above.

INVESTORS:

WPXI FINANCE, LP

By:	WPXI GP, L.P.,
its managing general partner
By:	Warburg Pincus Private Equity XI, L.P.,
its general partner
By:	Warburg Pincus XI, L.P.,
its general partner
By:	WP Global LLC,
its general partner
By:	Warburg Pincus Partners II, L.P.,
its managing member
By:	Warburg Pincus Partners GP LLC,
its general partner
By:	Warburg Pincus & Co.,
its managing member

By:	/s/ Justin Sadrian
Name:	Justin Sadrian
Title:	Partner

[Signature page to Waiver and Amendment]

IN WITNESS WHEREOF, the parties have executed this Waiver and Amendment as of the date first written above.

INVESTORS:

SAGEVIEW CAPITAL MASTER, L.P.

By:	Sageview Capital GenPar, Ltd.
its General Partner

By:	/s/ Edward A. Gilhuly
Name:	Edward A. Gilhuly
Title:	Director

[Signature page to Waiver and Amendment]

IN WITNESS WHEREOF, the parties have executed this Waiver and Amendment as of the date first written above.

INVESTORS:

SAGEVIEW AVALARA PARTNERS, L.P.

By:	Sageview Capital GenPar, Ltd.
its General Partner

By:	/s/ Edward A. Gilhuly
Name:	Edward A. Gilhuly
Title:	Director

[Signature page to Waiver and Amendment]

IN WITNESS WHEREOF, the parties have executed this Waiver and Amendment as of the date first written above.

INVESTORS:

SAGEVIEW AVALARA PARTNERS I, L.P.

By:	Sageview Capital GenPar, Ltd.
its General Partner

By:	/s/ Edward A. Gilhuly
Name:	Edward A. Gilhuly
Title:	Director

[Signature page to Waiver and Amendment]

IN WITNESS WHEREOF, the parties have executed this Waiver and Amendment as of the date first written above.

INVESTORS:

BATTERY VENTURES IX, L.P.

By:	Battery Partners IX, LLC
its General Partner

By:	/s/ Neeraj Agrawal
Name:	Neeraj Agrawal
Title:	Managing Member

[Signature page to Waiver and Amendment]

IN WITNESS WHEREOF, the parties have executed this Waiver and Amendment as of the date first written above.

INVESTORS:

BATTERY INVESTMENT PARTNERS IX, LLC

By:	Battery Partners IX, LLC
its Managing Member

By:	/s/ Neeraj Agrawal
Name:	Neeraj Agrawal
Title:	Managing Member

[Signature page to Waiver and Amendment]

IN WITNESS WHEREOF, the parties have executed this Waiver and Amendment as of the date first written above.

INVESTOR:

PIONEER VENTURE PARTNERS LLC

By:	/s/ Ben Goux
Name:	Ben Goux
Title:	CFO

[Signature page to Waiver and Amendment]

IN WITNESS WHEREOF, the parties have executed this Waiver and Amendment as of the date first written above.

INVESTOR:

/s/ Jared Vogt
Jared Vogt

[Signature page to Waiver and Amendment]

IN WITNESS WHEREOF, the parties have executed this Waiver and Amendment as of the date first written above.

INVESTORS:

/s/ Gary L. Waterman
Gary L. Waterman

[Signature page to Waiver and Amendment]

IN WITNESS WHEREOF, the parties have executed this Waiver and Amendment as of the date first written above.

INVESTOR:

/s/ Marion R. Foote
Marion R. Foote

[Signature page to Waiver and Amendment]